UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 8, 2008

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

               001-16503                                  98-0352587
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       (Commission File Number)                (IRS Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
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                            London EC3M 7DQ, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b)   Departure of Director

On December 8, 2008, Willis Group Holdings Limited (the "Company") was informed of the unexpected death of director Eric Friberg, who passed away on December 6, 2008. Mr. Friberg served as a director of the Company since 2006 and was a member of the Corporate Governance and Nominating committee of the Company's board of directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WILLIS GROUP HOLDINGS LIMITED


Date: December 8, 2008.                  By: /s/ Adam G. Ciongoli
                                             -----------------------------------
                                         Name:    Adam G. Ciongoli
                                         Title:   General Counsel